UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2010

SAIC, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33072	20-3562868
(Commission File Number)	(I.R.S. Employer Identification No.)

1710 SAIC Drive, McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 676-4300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement.

On December 20, 2010, SAIC, Inc. (the “Company”) issued $450 million aggregate principal amount of its 4.450% Notes due 2020 (the “2020 Notes”) and $300 million aggregate principal amount of its 5.950% Notes due 2040 (the “2040 Notes” and, together with the 2020 Notes, the “Notes”). In connection with the issuance of the Notes, the Company entered into an indenture, dated as of December 20, 2010, among the Company, its wholly-owned subsidiary Science Applications International Corporation (the “Guarantor”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”). The Notes are fully and unconditionally guaranteed by the Guarantor. The Notes and related guarantee were offered and sold either to “qualified institutional buyers” in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. Accordingly, the offer and sale of the Notes have not been registered under the Securities Act and the Notes may not be offered or sold except in compliance with the Securities Act.

The Indenture contains limitations on liens, limitations on sale and lease-back transactions and limitations on mergers, consolidations and sales of all or substantially all of the assets of the Company or the Guarantor. The Indenture also contains customary events of default, including (1) a default in any payment of interest on any debt security when it becomes due and the default continues for a period of 30 days or more; (2) a default in the payment of principal, or premium or sinking fund installment, if any, on any debt security when due; (3) a default in the performance, or breach, of any covenant in the Indenture (other than defaults specified in (1) or (2) above) and the default or breach continues for a period of 90 days or more after the Company receives written notice from the Trustee or the Company and the Trustee receives notice from the holders of at least 25% in aggregate principal amount of the outstanding debt securities of all series affected (voting together as a single class); (4) the guarantee of the Guarantor ceasing to be (or being claimed by the Guarantor to not be) in full force and effect; and (5) certain events of bankruptcy, insolvency, reorganization, administration or similar proceedings with respect to the Company, the Guarantor or any material subsidiary of the Company.

The Indenture and the debt securities issued thereunder may be modified or amended by Company, the Guarantor and the trustee with the consent of holders of not less than a majority in aggregate principal amount of all of the outstanding debt securities under the Indenture affected by the amendment or modification (voting together as a single class); provided, however, that no modification or amendment may be made without consent of the holder of each outstanding debt security with respect to certain items, including, but not limited to, the stated maturity, any reduction in the principal amount or rate of interest, if any, payable on the debt securities and other similar items related to the terms of the specific debt securities.

The Company may, without notice to or the consent of holders of the debt securities, issue other series of debt securities under the Indenture in the future on terms and conditions different from the Notes.

The Notes are the Company’s unsecured and unsubordinated obligations and will rank equally with all of the Company’s other existing and future unsecured and unsubordinated indebtedness from time to time outstanding. The 2020 Notes and 2040 Notes mature on December 1, 2020 and December 1, 2040, respectively. Interest accrues on the Notes from December 20, 2010 and is payable semi-annually in arrears on June 1 and December 1 of each year, beginning on June 1, 2011. At its option, the Company may redeem the Notes in whole or in part at any time or from time to time prior to maturity at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest, including Additional Interest (as defined below) thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the form of Notes) plus 20 basis points with respect to the 2020 Notes and 25 basis points with respect to the 2040 Notes, plus accrued interest thereon to the date of redemption. If the Company experiences certain kinds of change of control specified in the form of Notes, it may be required to offer to repurchase all or any part of the Notes from the holders thereof at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

In connection with the issuance and sale of the Notes and related guarantee, the Company, the Guarantor and the initial purchasers of the Notes entered into a Registration Rights Agreement, dated December 20, 2010 (the “Registration Rights Agreement”). The Registration Rights Agreement provides for the benefit of the holders of the Notes that the Company will use its reasonable best efforts to file with the Securities Exchange Commission (the “SEC”) a registration statement relating to an offer to exchange the Notes (and related guarantee) for an issue of notes (and related guarantee) that are registered with the SEC and are identical in all material respects to the Notes (and related guarantee) (except that the notes will not contain terms with respect to transfer restrictions and will not provide for any increase in the interest rate thereon under the circumstances described below) no later than 270 days after the issue date of the Notes. The Company has agreed to keep the exchange offer open for not less than 20 business days after the date that notice of the exchange offer is mailed to the holders of the Notes but will, in any event, use its reasonable best efforts to cause the exchange offer to be consummated no later than 365 days after the issue date of the Notes. Under certain circumstances, including if an exchange offer is not completed within the required timeframe, the Company must use reasonable best efforts to file with the SEC a shelf registration statement covering resale of the Notes and use reasonable best efforts to cause it to be declared effective before the later of (x) 365 days after the issue date of the Notes and (y) 90 days after so required or requested under the terms of the Registration Rights Agreement, and to keep it effective until the earlier of six months after the first day that such shelf registration statement becomes effective or all of the applicable Notes have been sold thereunder or are no longer entitled to registration rights under the Registration Rights Agreement. If (i) the Company fails to file any registration statement required to be filed by the Registration Rights Agreement on or prior to the applicable deadline, (ii) any registration statement is not declared effective on or prior to the applicable effectiveness deadline, (iii) the exchange offer is not consummated on or prior to the applicable deadline, or (iv) any shelf registration statement required to be filed by the Registration Rights Agreement has been declared effective but thereafter ceases to be effective (at any time the Company is obligated to maintain the effectiveness thereof) without being succeeded within 30 days by an additional shelf registration statement filed and declared effective, then additional interest at a rate equal to 0.25% per annum (“Additional Interest”) will accrue in respect of the Notes immediately following the occurrence of one or more of the above listed events.

The foregoing description does not purport to be complete and is subject to and is qualified in its entirety by reference to all of the provisions of the Indenture, including definitions of certain terms and provisions made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended; by reference to the terms and the provisions of the 2020 Notes and 2040 Notes; and by reference to the Registration Rights Agreement, which are attached hereto as Exhibits 4.1, 10.1, 10.2 and 4.2, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated as of December 20, 2010, among SAIC, Inc., Science Applications International Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Registration Rights Agreement, dated as of December 20, 2010, among SAIC, Inc., Science Applications International Corporation and the initial purchasers named therein.

10.1	Form of the 2020 Notes issued under the Indenture.

10.2	Form of the 2040 Notes issued under the Indenture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)		SAIC, INC.

Date: December 22, 2010	By:	/S/ VINCENT A. MAFFEO
VINCENT A. MAFFEO
	Its:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of December 20, 2010, among SAIC, Inc., Science Applications International Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Registration Rights Agreement, dated as of December 20, 2010, among SAIC, Inc., Science Applications International Corporation and the initial purchasers named therein.

10.1	Form of the 2020 Notes issued under the Indenture.

10.2	Form of the 2040 Notes issued under the Indenture.

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